Exhibit 10.35.12

TWELFTH AMENDMENT TO MASTER REPURCHASE AGREEMENT

Dated as of October 14, 2019

Between:

LOANDEPOT.COM, LLC, as Seller

and

JPMORGAN CHASE BANK, N.A., as Buyer

The Parties have agreed to amend (for the twelfth time) the Master Repurchase Agreement dated June 3, 2016 between them (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated October 19, 2016, the 12/16 Rewarehousing Letter Agreement, the Second Amendment to Master Repurchase Agreement dated February 28, 2017, the Third Amendment to Master Repurchase Agreement dated June 2, 2017, the Fourth Amendment to Master Repurchase Agreement dated August 31, 2017, the Fifth Amendment to Master Repurchase Agreement dated October 30, 2017, the Sixth Amendment to Master Repurchase Agreement dated November 10, 2017, the Seventh Amendment to Master Repurchase Agreement dated August 30, 2018, the Eighth Amendment to Master Repurchase Agreement dated October 15, 2018, the Ninth Amendment to Master Repurchase Agreement dated November 30, 2018, the Tenth Amendment to Master Repurchase Agreement dated April 30, 2019 and the Eleventh Amendment to Master Repurchase Agreement dated August 9, 2019, the “Amended MRA”, and as amended hereby and as further supplemented, amended or restated from time to time, the “MRA”), to extend the latest Termination Date.

All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment have the same meanings here as there. The sole numbered Section of this Amendment is numbered to correspond to the numbering of the Section of the Amended MRA amended hereby.

2. Definitions; Interpretation

(a) Definitions.

The following definition is amended to read as follows:

“Termination Date” means the earliest of (i) the Business Day, if any, that Seller designates as the Termination Date by written notice given to the Buyer at least thirty (30) days before such date, (ii) the Business Day, if any, that Buyer designates as the Termination Date by written notice given to Seller at least sixty (60) days before such date, (iii) the date of declaration of the Termination Date pursuant to Section 12(b)(i) and (iv) October 12, 2020.

(The remainder of this page is intentionally blank; counterpart signature pages follow)

As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:	/s/ Laura Carter
Laura Carter
Authorized Officer

LOANDEPOT.COM, LLC

By:	/s/ Michelle Richardson
Michelle Richardson
Vice President, Treasury

Counterpart signature page to Twelfth Amendment to Master Repurchase Agreement dated October 14, 2019